UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2018

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of J. Mitchell Dolloff to Chief Operating Officer

On November 6, 2018, the Board appointed J. Mitchell Dolloff to serve as Executive Vice President – Chief Operating Officer, effective January 1, 2019. He will also continue in his current role of President – Specialized Products and Furniture Products until such time as successor segment presidents are appointed. Mr. Dolloff serves at the pleasure of the Board and shall hold office until his death, resignation, retirement or removal or until his successor is appointed.

Mr. Dolloff, age 52, has served the Company as Executive Vice President, President – Specialized Products & Furniture Products since January 1, 2017. He served as Senior Vice President and President of the Specialized Products segment beginning in 2016, and served the Company as Vice President from 2014 to 2015. He also served as President of Automotive Asia from 2011 to 2013, Vice President of the Specialized Products segment from 2009 to 2013, and Director of Business Development for Specialized Products from 2007 to 2009. He has served the Company in various other capacities since 2000. Mr. Dolloff does not have any family relationships with any other director or executive officer of the Company. In addition, there are no related party transactions between the Company and Mr. Dolloff.

In connection with Mr. Dolloff’s appointment to serve as Chief Operating Officer, his 2019 base salary was increased from $512,000 to $600,000, and his 2019 Key Officers Incentive Plan (“KOIP”) Target Percentage was increased from 80% to 100%. Also, Mr. Dolloff’s Performance Stock Unit (“PSU”) award multiple was increased from 250% to 300%. Finally, metrics for his 2019 KOIP Award Formula and the EBIT CAGR performance objective in his 2019 PSU award are expected to be based on the Company’s consolidated results whereas those objectives for 2018 are based on the results of the Specialized Products and Furniture Products segments only. The KOIP Target Percentage and PSU award multiple are more fully described below. The 2019 KOIP Award Formula and the EBIT CAGR performance objective in his 2019 PSU award are expected to be adopted in February 2019.

2019 Base Salaries and Target Percentages for Named Executive Officers Adopted

On November 5, 2018, the Compensation Committee of the Board (the “Committee”) set the base salaries and the KOIP Target Percentages for 2019 for each of our named executive officers. Under the KOIP, an executive officer is eligible to receive a cash award calculated by multiplying his annual base salary at the end of the calendar year by a percentage set by the Committee (the “Target Percentage”), then applying an award formula for that calendar year. The 2019 KOIP Award Formula is expected to be adopted by the Committee in February 2019. Below are the 2018 and 2019 base salaries and Target Percentages for our named executive officers:

Named Executive Officers	2018 Base Salary	2019 Base Salary
Karl G. Glassman, President and CEO	$1,225,000	$1,225,000
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products, and COO effective 1/1/2019	$512,000	$600,000
Matthew C. Flanigan, EVP and CFO[1]	$572,000	$572,000
Perry E. Davis, EVP, President – Residential Products & Industrial Products	$512,000	$530,000
Scott S. Douglas, SVP – General Counsel & Secretary	$380,000	$420,000

[1]

As previously reported, Mr. Flanigan has announced his intention to retire from the Company, although his actual retirement date has yet to be determined. Once known, the Company will make a subsequent filing disclosing his retirement date. As such, Mr. Flanigan did not receive a base salary adjustment for 2019.

Named Executive Officers	2018 KOIP Target Percentage	2019 KOIP Target Percentage
Karl G. Glassman, President and CEO	120%	120%
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products, and COO effective 1/1/2019	80%	100%
Matthew C. Flanigan, EVP and CFO[1]	80%	80%
Perry E. Davis, EVP, President – Residential Products & Industrial Products	80%	80%
Scott S. Douglas, SVP – General Counsel & Secretary	50%	60%

[1]

Because of Mr. Flanigan’s announced retirement, he did not receive an adjustment to his KOIP Target Percentage for 2019. Mr. Flanigan’s 2019 KOIP Award Formula, will not be based on the normal 60% Return on Capital Employed (“ROCE”), 20% Cash Flow and 20% Individual Performance Goals (“IPGs”), but rather is expected to be based on 70% ROCE and 30% Cash Flow, prorated for the number of days prior to his retirement.

2019 Individual Performance Goals Adopted for Named Executive Officers

The 2019 KOIP Award Formula is expected to recognize that a portion of each executive’s cash award is based, in part, on IPGs established outside the KOIP (at a 20% relative weight). As such, on November 5, 2018, the Committee adopted the 2019 IPGs for our named executive officers as follows:

Named Executive Officers	IPGs
Karl G. Glassman, President and CEO	Acquisition integration, succession planning, CFO onboarding, and communications strategy
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products, and COO effective 1/1/2019	Implementation of growth strategy and succession planning
Matthew C. Flanigan, EVP and CFO[1]	N/A
Perry E. Davis, EVP, President – Residential Products & Industrial Products	Acquisition integration and succession planning
Scott S. Douglas, SVP – General Counsel & Secretary	Implementation of growth strategy, succession planning and operational initiatives

[1]	As previously reported, Mr. Flanigan announced his intention to retire from the Company. As such, he did not receive IPGs for 2019.

The achievement of the IPGs is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

Attached and incorporated by reference as Exhibit 10.1 is the Company’s Summary Sheet of Executive Cash Compensation.

Setting of Performance Stock Unit Award Multiples

Except as noted below, it is expected that Performance Stock Units (“PSUs”) will be granted to our named executive officers and other executives of the Company in February 2019. The PSU form of award is expected to be approved by the Committee at that time. The number of PSUs to be granted to each executive is determined by multiplying the executive’s current annual base salary by his or her respective PSU award multiple (set by senior management and approved by the Committee) and dividing this amount by the average closing price of the Company’s common stock for the 10 trading days following the prior year’s fourth quarter earnings release. On November 5, 2018, the Committee set the 2019 PSU award multiples for our named executive officers as follows:

Named Executive Officers	2018 PSU Multiple	2019 PSU Multiple
Karl G. Glassman, President and CEO	400%	433%
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products, and COO effective 1/1/2019	250%	300%
Matthew C. Flanigan, EVP and CFO[1]	250%	N/A
Perry E. Davis, EVP, President – Residential Products & Industrial Products	250%	250%
Scott S. Douglas, SVP – General Counsel & Secretary	155%	175%

[1]	As previously reported, Mr. Flanigan announced his intention to retire from the Company. As such, he is not expected to receive a PSU grant in 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Summary Sheet of Executive Cash Compensation

10.2	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

* Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: November 8, 2018	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary

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